                                                                    EXHIBIT 10.4

                                HOLDINGS GUARANTY

      This Guaranty (this "GUARANTY") is dated as of September 30, 2004 by COMSYS HOLDING, INC., a Delaware corporation ("COMSYS HOLDINGS"), COMSYS IT Partners, Inc., a Delaware corporation ("HOLDINGS"), and PFI Corp., a Delaware corporation ("PFI HOLDINGS"; PFI Holdings together with Holdings and COMSYS Holdings are sometimes referred to hereinafter individually as a "GUARANTOR" and collectively as the "GUARANTORS"), in favor of HERITAGE BANK, SSB, a Texas-Chartered Bank, in its capacity as Collateral Agent under the Credit Agreement described below (the "COLLATERAL AGENT"), and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc. ("ADMINISTRATIVE AGENT; Administrative Agent and Collateral Agent are sometimes hereinafter referred to individually as an "AGENT" and together as the "AGENTS").

                                   I. RECITALS

      Reference is made to that certain Term Loan Credit Agreement of even date hereof (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "CREDIT AGREEMENT") by and among the Guarantors, COMSYS Services LLC, a Delaware limited liability company ("COMSYS SERVICES"), COMSYS Information Technology Services, Inc., a Delaware corporation ("COMSYS IT"), Venturi Technology Partners, LLC, a North Carolina limited liability company ("VTP"; VTP together with COMSYS Services and COMSYS IT are sometimes referred to herein individually as a "BORROWER" and collectively as the "BORROWERS"), COMSYS Services, in its capacity as borrowing agent and funds administrator for the Borrowers, the Lenders from time to time party thereto, Collateral Agent and Administrative Agent. As one of the conditions to making Second Lien Term Loans (hereafter, the "LOANS") and other financial accommodations available to Borrowers under the Credit Agreement, the Lenders have required that each Guarantor guarantee the obligations of the Borrowers to Agents and the Lenders. Capitalized terms used and not otherwise defined herein shall have the respective meanings provided for in the Credit Agreement.

                                  II. GUARANTY

      Therefore, for value received, and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrowers by either Agent or any Lender, each Guarantor hereby unconditionally guarantees the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations. Without limiting the foregoing, the Obligations guaranteed hereby include all fees, costs and expenses (including attorneys' fees and expenses) incurred by either Agent or any Lender in attempting to collect any amount due under this Guaranty or in prosecuting any action against any Borrower, any Guarantor or any other guarantor of all or part of the Obligations and all interest, fees, costs and expenses owing to either Agent or any Lender after the commencement of bankruptcy proceedings with respect to any Borrower, any Guarantor or any other guarantor of all or part of the Obligations (whether or not the same may be collected while such proceedings are pending).

      Each Guarantor hereby agrees that this Guaranty is a present and continuing guaranty of payment and not of collection and that its obligations hereunder shall be unconditional, irrespective of (i) the validity or enforceability of the Obligations or any part thereof, or of any of the Financing Documents, (ii) the waiver or consent by either Agent or any Lender with respect to any provision of any Financing Document, or any amendment, modification or other change with respect to any Financing Document, (iii) any merger or consolidation of any Borrower, any Guarantor or any other guarantor of all or part of the Obligations into or with any Person or any change in the ownership of the equity of any Borrower, any Guarantor or any other guarantor of all or part of the Obligations, (iv) any dissolution of any Guarantor or any insolvency, bankruptcy, liquidation, reorganization or similar proceedings with respect to any Borrower, any Guarantor or any other guarantor of all or part of the Obligations, (v) any action or inaction on the part of either Agent or any Lender, including without limitation the absence of any attempt to collect the Obligations from any Borrower, any Guarantor or any other guarantor of all or part of the Obligations or other action to enforce the same or the failure by Collateral Agent, on behalf of the Agents and Lenders, to take any steps to perfect and maintain its Lien on, or to preserve its rights to, any security or collateral for the Obligations, (vi) either Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "BANKRUPTCY CODE") of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a Lien by any Borrower, any Guarantor or any other guarantor of all or part of the Obligations, as debtor-in-possession, under Section 364 of the Bankruptcy Code,
(viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of either Agent's or any Lender's claims for repayment of the Obligations, (ix) either Agent's or any Lender's inability to enforce the Obligations of any Borrower as a result of the automatic stay provisions under
Section 362 of the Bankruptcy Code, (x) the discharge or release by either Agent and/or Lenders of any Guarantor's obligations and liabilities under this Guaranty, (xi) the discharge or release by either Agent and/or Lenders of any other guarantor's obligations and liabilities under any guaranty or (xii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower, any Guarantor or any other guarantor of all or part of the Obligations other than a defense of payment and performance in full in cash of all Obligations.

      Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any Liens granted by any Guarantor to secure the obligations and liabilities arising pursuant to this Guaranty, not constitute a "FRAUDULENT CONVEYANCE" (as defined below). Consequently, each Guarantor agrees that if this Guaranty, or any Liens securing the obligations and liabilities arising pursuant to this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such Lien to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

      No payment made by or for the account or benefit of any Guarantor (including, without limitation, (i) a payment made by any Borrower in respect of the Obligations, (ii) a payment made by any Person under any other guaranty of the Obligations or (iii) a payment made by

Holdings Guaranty (Term Loan)
60311480
means of set-off or other application of funds by either Agent or any Lender) pursuant to this Guaranty shall entitle any Guarantor, by subrogation or otherwise, to any payment by any Borrower or from or out of any property of any Borrower, and no Guarantor shall exercise any right or remedy against any Borrower or any property of any Borrower including, without limitation, any right of contribution or reimbursement by reason of any performance by any Guarantor under this Guaranty, until the Obligations have been indefeasibly paid in full in cash and the Credit Agreement has been terminated; provided that, any of the foregoing to the contrary notwithstanding, effective upon any sale, registration, assignment or transfer of or foreclosure on, or any other disposition or remedial action in respect of, any equity interests of any Borrower or any other Subsidiary of any Guarantor or any Borrower by either Agent or Lenders pursuant to the Financing Documents and/or applicable law, all such rights and claims of subrogation, contribution, exoneration, reimbursement and enforcement against the Borrowers and their Subsidiaries shall be, and hereby are, forever extinguished and indefeasibly waived and released by each Guarantor.

      Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of any bankruptcy proceeding (or other insolvency proceeding) of any Borrower, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to the Guarantors or any other party shall be required for either Agent, on behalf of Agents or any Lender, to make demand hereunder. Such demand shall constitute a mature and liquidated claim against Guarantors. Upon the occurrence and during the continuance of any Event of Default, either Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations, without first proceeding against any Borrower, any other Guarantor, any other guarantor of the Obligations, or any other Person or any security or collateral for the Obligations. The Agents shall have the exclusive right to determine the application of payments and credits, if any, from any Guarantor, any Borrower, any other Person, or any security or collateral for the Obligations, on account of the Obligations or of any other liability of any Guarantor to Agents and Lenders arising hereunder.

      Agents and Lenders are hereby authorized, without notice or demand to any Guarantor and without affecting or impairing the liability of any Guarantor hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations or otherwise modify, amend or change the terms of any Financing Document, (ii) accept partial payments on the Obligations, (iii) take and hold collateral for the payment of the Obligations, or for the payment of this Guaranty, or for the payment of any other guaranties of the Obligations or other liabilities of any Borrower, and exchange, enforce, waive and release any such collateral, (iv) apply such collateral and direct the order or manner of sale thereof as in their sole discretion they may determine and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any collateral therefor in any manner.

      At any time after maturity of the Obligations, Agents and Lenders may, in their sole discretion, without notice to any Guarantor and regardless of the acceptance of any collateral for the payment hereof, appropriate and apply toward payment of the Obligations (i) any

Holdings Guaranty (Term Loan)
60311480
indebtedness due or to become due from either Agent or any Lender to any Guarantor and (ii) any moneys, credits or other property belonging to any Guarantor at any time held by or coming into the possession of either Agent or any Lender or any Affiliates thereof, whether for deposit or otherwise.

      Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of each Borrower, and any and all endorsers and other guarantors of all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that no Agent nor any Lender shall have any duty to advise any Guarantor of information known to such Agent or Lender regarding such condition or any such circumstances. Each Guarantor hereby acknowledges familiarity with each Borrower's financial condition and that it has not relied on any statements by either Agent or any Lender in obtaining such information. In the event either Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, no Agent nor any Lender shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such Agent or such Lender wishes to maintain confidential or
(iii) to make any other or future disclosures of such information, or any other information, to such Guarantor.

      Each Guarantor consents and agrees that no Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Obligations. Each Guarantor further agrees that, to the extent that any Borrower makes a payment or payments to either Agent or any Lender, or either Agent or any Lender receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to any Borrower, its estate, trustee, receiver or any other party, including without limitation any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness has been surrendered or cancelled.

      Each Guarantor also waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceleration, notices of intent to accelerate and notices of acceptance of this Guaranty. Each Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to any Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest under or on any Financing Document is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Collateral Agent to secure payment of the Obligations.

Holdings Guaranty (Term Loan)
60311480

                       III. REPRESENTATIONS AND WARRANTIES

      Each Guarantor hereby represents and warrants to Agents and Lenders that
(i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) the execution, delivery and performance by such Guarantor of this Guaranty and the other Financing Documents to which it is a party are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation, any of its Organizational Documents or any agreement, judgment, injunction, order, decree or other instrument binding upon it and (iii) this Guaranty, and each other Financing Document to which it is a party, constitutes a valid and binding agreement or instrument of such Guarantor, enforceable against such Guarantor in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

                                IV. MISCELLANEOUS

      No delay on the part of either Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by either Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Agents or Lenders, except as expressly set forth in a writing duly signed and delivered on Agents' behalf by an authorized officer or agent of Agents. Agents' or any Lender's failure at any time or times hereafter to require strict performance by Borrowers or Guarantors of any of the provisions, warranties, terms and conditions contained in this Guaranty shall not waive, affect or diminish any right of Agents and Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of either Agent or any Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of such Agent, and directed to Borrowers or Guarantors, as applicable, specifying such waiver. No failure or delay by either Agent or any Lender in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The obligations of each Guarantor under this Guaranty are secured by, among other things, that certain Holdings Security Agreement dated of even date herewith by and between each Guarantor and Collateral Agent.

      This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of Agents and Lenders and their respective successors and assigns, except that no Guarantor may assign its obligations hereunder without the written consent of Agents.

      All notices, approvals, requests, demands and other communications hereunder shall be given and deemed effective in accordance with the notice provision of the Credit Agreement;

Holdings Guaranty (Term Loan)
60311480
provided, that such notices shall be given to each Guarantor at its address or facsimile number set forth on the signature pages hereof.

      THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH AGENT AND EACH GUARANTOR HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO EITHER AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. EACH AGENT AND EACH GUARANTOR EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. EACH AGENT AND EACH GUARANTOR HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY IN ACCORDANCE WITH THE PROVISIONS OF THE IMMEDIATE PRECEDING PARAGRAPH HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

      EACH GUARANTOR AND EACH AGENT HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      In addition to and without limitation of any of the foregoing, this Guaranty shall be deemed to be a Financing Document and shall otherwise be subject to all of general terms and conditions contained in Article 12 of the Credit Agreement, mutatis mutandi.

      Administrative Agent, Collateral Agent, Lenders, First Lien Agent, Borrowers and the Guarantors have entered into that certain Intercreditor and Lien Subordination Agreement of even date hereof (as the same may be amended from time to time pursuant to the terms thereof, the "SECOND LIEN INTERCREDITOR AGREEMENT"). To the extent any provision of this Agreement conflicts with the Second Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement shall control.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

Holdings Guaranty (Term Loan)
60311480

      IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantors as of the date first written above.

                          GUARANTORS:

                          COMSYS HOLDING, INC., a Delaware corporation

                          By:    /s/ David L. Kerr
                          Name:  David L. Kerr
                          Title: Senior Vice President - Corporate Development

                          PFI CORP., a Delaware corporation

                          By:    /s/ David L. Kerr
                          Name:  David L. Kerr
                          Title: Senior Vice President - Corporate Development

                          COMSYS IT PARTNERS, INC., a Delaware corporation

                          By:    /s/ David L. Kerr
                          Name:  David L. Kerr
                          Title: Senior Vice President - Corporate Development

Holdings Guaranty (Term Loan)
60311480

                                 AGENTS:

                                 MERRILL LYNCH CAPITAL, a division of Merrill
                                 Lynch Business Financial Services Inc., as
                                 Administrative Agent

                                 By:    /s/ Scott E. Gast
                                 Name:  Scott E. Gast
                                 Title: Vice President

                                 HERITAGE BANK, SSB, A TEXAS-CHARTERED BANK, as Collateral Agent

                                 By:    /s/ [illegible]
                                 Name:  ___________________________________
                                 Title: ___________________________________

Holdings Guaranty (Term Loan)
60311480

                                       2